EXHIBIT 10(e)

                                                               EXECUTION VERSION

            STOCKHOLDERS' AGREEMENT (this "AGREEMENT"), dated as of December 6, 2006 (the "EFFECTIVE DATE"), among Novel Laboratories, Inc., a Delaware corporation (the "COMPANY"), and Elite Pharmaceuticals, Inc. ("ELITE") and VGS Pharma LLC, a Delaware limited liability company ("VGS") and Veerappan Subramanian ("SUBRAMANIAN" and together with Elite and VGS, each a "STOCKHOLDER" and collectively, the "STOCKHOLDERS").
            --------------------------------------------------------

                                  INTRODUCTION

            In connection with that certain Strategic Alliance Agreement, dated as of the date hereof (the "STRATEGIC ALLIANCE AGREEMENT"), among Elite, VGS and Subramanian and the transactions contemplated thereby, the parties hereto are entering into this Agreement;

            In connection with Subramanian's potential acquisition of shares of the Company's capital stock pursuant to any Stock Option Plan (as defined below), he is being made a party to this Agreement;

            The Strategic Alliance Agreement states that as a condition to its effectiveness, the Company and the Stockholders shall enter into this Agreement; and

            The Stockholders and the Company desire to promote their mutual interests by agreeing to certain matters relating to, among other things, the governance of the Company and the disposition of shares of capital stock of the Company, held, or hereafter acquired, by the Stockholders.

            IN CONSIDERATION of the foregoing and the covenants and obligations set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                        INTERPRETATION OF THIS AGREEMENT

            1.1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

            "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. A Person shall be deemed to "CONTROL" another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, the Company is not considered an Affiliate of Elite at the time this Agreement is executed.

            "BANKRUPTCY EVENT" means, with respect to any affected holder of Shares (a) the initiation of a voluntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law; (b) the commencement of an involuntary case or other proceeding against such holder seeking liquidation, reorganization or

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other relief under the bankruptcy,  insolvency or other similar laws, and is not dismissed within ninety (90) days; or (c) the entry of an order for relief against such holder under the federal bankruptcy laws as now or hereafter in effect.

            "BOARD" means the Board of Directors of the Company.

            "BUSINESS PLAN" means either of the Initial Business Plan and each Annual Business Plan, as each such term is defined in the Strategic Alliance Agreement.

            "BY-LAWS" means the By-Laws of the Company, as amended from time to time.

            "CERTIFICATE   OF   INCORPORATION"    means   the   Certificate   of
Incorporation of the Company, as amended from time to time.

            "CHANGE OF CONTROL" means, with respect to any Stockholder that holds at least ten percent (10%) of the outstanding shares of capital stock of the Company (other than a Permitted Transfer pursuant to Section 3.1(ii)), a change in the ownership of fifty percent (50%) or more of the equity or partnership interests (or economic benefit thereof) in a Person, or the acquisition, directly or indirectly, of the fifty percent (50%) or more of the equity or partnership interests (or economic benefit thereof) in a person.

            "CLASS A COMMON STOCK" means the Class A Common Stock, par value $0.0001 per share, of the Company.

            "CLASS B COMMON STOCK" means the Class B Common Stock, par value $0.0001 per share, of the Company.

            "DIRECTOR" means a member of the Board.

            "DIVESTITURE EVENT" means the occurrence of any of the following events with respect to a holder of Shares: (i) liquidation, dissolution or winding up; (ii) the occurrence of a Bankruptcy Event; or (iii) a Change of Control.

            "ELITE CONTRIBUTIONS" shall have the meaning ascribed to such term in the Strategic Alliance Agreement.

            "FAMILY MEMBER" means any parent, spouse, child, brother, sister or any other relative with a relationship (by blood, marriage or adoption) not more remote than first cousin.

            "GOOD REASON" shall have the meaning assigned to such term in the Subramanian Employment Agreement.

            "NEW SECURITIES" except as set forth below, shall mean any shares of capital stock of the Company issued after the date hereof, including Class A Common Stock, Class B Common Stock, whether now authorized or not, and rights, options, or warrants to purchase such common stock, and securities of any type whatsoever that are, directly or indirectly, convertible into said common stock. Notwithstanding the foregoing, the term New Securities does not include (i) registered securities offered to the public pursuant to a registration statement filed and


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

declared effective by the SEC pursuant to the Act, (ii) Class B Common Stock or warrants or options exercisable for Class B Common Stock, or other capital stock or warrants or options exercisable for other capital stock, issued or granted to employees, consultants, officers and directors of the Company, pursuant to the Stock Option Plan, as amended from time to time, and any successor plan thereto,
(iii) stock issued in connection with any stock split, stock dividend, distribution, reclassification or recapitalization by the Company, (iv) stock issued in respect of any warrant, option or upon conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement, and (v) securities of the Company issued after the date hereof in connection with the Company's entering into an acquisition or strategic partnership, or issued to lenders, lessors or vendors of the Company, in each case approved by the Board.

            "ORIGINAL ELITE SHARES" means the shares of Class A Common Stock held by Elite as of the Effective Date of this Agreement, and all capital stock or other securities of the Company representing a dividend on any such shares of Class A Common Stock, or representing a distribution or return of capital upon or in respect of such shares of Class A Common Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to Elite or its permitted transferee, or otherwise in respect of, such shares of Class A Common Stock, without regard to Transfers made subsequent to the Effective Date hereof.

            "ORIGINAL VGS SHARES" means the shares of Class A Common Stock held by VGS as of the Effective Date of this Agreement, and all capital stock or other securities of the Company representing a dividend on any such shares of Class A Common Stock, or representing a distribution or return of capital upon or in respect of such shares of Class A Common Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to VGS or its permitted transferee, or otherwise in respect of, such shares of Class A Common Stock, without regard to Transfers made subsequent to the Effective Date hereof.

            "PERFORMANCE MILESTONE" shall have the meaning ascribed to such term in the Strategic Alliance Agreement.

            "PERMITTED TRANSFER" shall have the meaning ascribed to such term in
Section 3.3 hereof.

            "PERSON" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust, unincorporated organization or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

            "PUBLICLY TRADED" means (i) the initial public offering of any class of equity securities of the Company pursuant to an effective registration statement under the Securities Act of 1933 (excluding registration statements on Form S-4 and Form S-8 and similar limited purpose forms); (ii) any class of equity securities of the Company become eligible to be traded in any public securities market; or (iii) the Company becomes subject to the reporting requirements of the Securities and Exchange Act of 1934, as amended.


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

            "REMAINING CONTRIBUTIONS" shall have the meaning ascribed to such term in the Strategic Alliance Agreement.

            "SHARES" means all capital stock and equity securities of the Company.

            "STRATEGIC ALLIANCE DOCUMENTS" shall have the meaning ascribed to such term in the Strategic Alliance Agreement.

            "STOCK OPTION PLAN" means the Company's 2006 Stock Option Plan.

            "SUBRAMANIAN EMPLOYMENT AGREEMENT" means that certain Employment Agreement, dated as of the date hereof, between the Company and Subramanian.

            "TRANSFER" means, as to any Share, to directly or indirectly sell, assign, transfer, offer, grant a participation in, mortgage, pledge, hypothecate, create a security interest in or lien upon, encumber, donate, contribute, place in trust, enter into any voting agreement in respect of, or otherwise dispose of, such Share.

            1.2. DIRECTLY OR INDIRECTLY. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                                   ARTICLE II

                              CORPORATE GOVERNANCE

            2.1. BOARD OF DIRECTORS AND BY-LAWS.

            (a) At each election of Directors during the term of this Agreement, the Stockholders shall vote their Shares, and otherwise use commercially reasonable efforts as stockholders of the Company,

                  (i) to cause and maintain the election to the Board comprised of:

                        (x) for so long as Elite and its Affiliates, collectively, are holders of at least ten percent (10%) of the issued and outstanding capital stock of the Company, one (1) designee of Elite (the "ELITE DESIGNEE"); and

                        (y) for so long as VGS and its Affiliates, collectively, are holders of at least ten percent (10%) of the issued and outstanding capital stock of the Company, one (1) designee of VGS (the "VGS DESIGNEE");

                  (ii) to remove, reappoint and replace any such designee in accordance with the direction of the relevant Stockholder.

For so long as Elite is the holder of at least ten percent (10%) of the issued and outstanding capital stock of the Company, VGS shall only designate Subramanian pursuant to the terms of this Section 2.1(a) and may only designate another person as the VGS Designee (A) upon


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

Subramanian's death or disability, (B) upon Subramanian's retirement after his sixty-fifth (65th) birthday, or (C) with the prior written consent of Elite.

            (b) The number of Directors shall be (2) voting members.

            (c) At each election of Directors during the term of this Agreement, the Stockholders shall vote their respective Shares and otherwise use commercially reasonable efforts as stockholders of the Company, to prevent any amendment of the Certificate of Incorporation or By-Laws of the Company inconsistent with this Agreement.

            2.2. PROTECTIVE PROVISIONS. The affirmative consent of each of the Elite Designee (so long as Elite is a holder of at least ten percent (10%) of the issued and outstanding capital stock of the Company) and the VGS Designee (so long as Elite is a holder of at least ten percent (10%) of the issued and outstanding capital stock of the Company) shall be required for the following actions to the taken by the Board or any officer of the Company with respect to the Company or its subsidiaries:

      (i) any amendment to the Certificate of Incorporation, By-Laws or other governance documents;

      (ii) spin-off or public offering of equity securities;

      (iii)    liquidation,    dissolution,    winding-up,     recapitalization,
reorganization, merger, consolidation or sale;

      (iv) any sale, exclusive lease or out-license, exchange, transfer or other disposition, of any Material (as defined below) asset or Material drug product, other than sales of products in the ordinary course of business;

      (v) authorization, creation, designation or issuance of any additional equity or debt securities, including under the Stock Option Plan;

      (vi) declaration or payment of dividends or distributions;

      (vii) except as expressly provided in the Strategic Alliance Documents, any repurchase or redemption of securities;

      (viii) commencement of any voluntary bankruptcy proceeding, liquidation, reorganization, dissolution, conservation, delinquency or receivership proceeding, or a proceeding similar to any of the foregoing or permitting any involuntary bankruptcy, liquidation, reorganization, dissolution, conservation, delinquency or receivership proceeding to remain unstayed for more than thirty
(30) days from the date of the petition therefore or commencement thereof;

      (ix) a Material change in the nature or focus of the business or any Business Plan;

      (x) approval of each Business Plan, and the yearly operating budget;

      (xi) incurrence of indebtedness in excess of amounts approved in the Business Plan, or the grant or creation of any security interest in or other encumbrance on any Material asset;


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

      (xii) capital expenditures and investments (including creation of a subsidiary) in excess of, in the case of capital expenditures, one hundred ten percent (110%) of the amounts approved in the Business Plan and, in the case of investments, the amounts approved in the Business Plan;

      (xiii) approval of any transaction with any executive officer, director or equity holder or any affiliate of an executive officer, director or equity holder (including Family Members), including the award of bonuses to Subramanian;

      (xiv) entering into any agreement restricting the ability of the Company to compete, in any Material respect, in any area of business;

      (xv) commencement or settlement of any Material litigation or proceeding, or threatened litigation or proceeding;

      (xvi) removal, replacement or appointment of the Company's independent accountants (other than Weiser LLP, which the parties hereto agree shall be the Company's initial independent accounts);

      (xvii) increasing or decreasing the size of the Board;

      (xviii) the purchase or license of Material products from third parties;

      (xix)  entry  into  Material   joint   ventures,   licensing,   marketing,
distribution and similar Material arrangements;

      (xx) any public offering of securities of the Company, or any registration for sale to the public of securities of the Company; and

      (xxi) any investment (whether equity or debt) by Subramanian, or any Affiliate of Subramanian, in any Competitive Company (as defined in the Strategic Alliance Agreement).

For  purposes  of this  Section  2.2,  shall  "MATERIAL"  mean  material  to the
business,  assets,  operations,   properties,  financial  position,  results  of
operations, liabilities or prospects of the Company as a whole.

            2.3. CONFIDENTIALITY REQUIREMENTS. Each Stockholder agrees that all financial or other information about the Company, or other information of the Company of a confidential or proprietary nature, disclosed to them at any time, in connection with this Agreement or otherwise, shall be kept confidential by them and shall not be directly or indirectly disclosed to any Person (other than, as necessary, to such Stockholder's agents, employees or lenders) or used by such Stockholder except: (i) with the prior written consent of the Company;
(ii) as may be required by applicable law, court process or other obligations pursuant to any listing agreement with any national securities exchange (including the Nasdaq Stock Market); or (iii) such information which is or becomes generally available other than as a result of a violation of this provision.

            2.4  TERMINATION   FOR  CAUSE  UNDER  THE   SUBRAMANIAN   EMPLOYMENT
AGREEMENT; BINDING ARBITRATION.

            (a) Notwithstanding anything in this Agreement to the contrary, the determination of the existence of "Cause" or "Disability" as a basis for the termination of Subramanian under Subramanian Employment Agreement shall be made solely in the reasonable


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

discretion of the Elite Designee, not the Board, in good faith, and upon receipt of written notice from the Elite Designee setting forth the basis of "Cause" or "Disability" for such termination, the Company shall take all requisite steps to terminate Subramanian for "Cause" or "Disability" in accordance with the terms of the Subramanian Employment Agreement.

            (b) Any action, claim, dispute or controversy arising out of or in connection with the determination of the existence of "Cause" or "Disability" (each, a "DISPUTE") shall be determined by binding arbitration in New York, New York, before a single JAMS arbitrator who is an expert in the subject matter in dispute and reasonably acceptable to each party, and administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures ("ARBITRATION"). Either party may initiate Arbitration with respect to a Dispute by filing a written demand for Arbitration with JAMS. The parties acknowledge and agree that judgment on the award in any Arbitration shall be binding upon the parties hereto and may be entered and enforced in any court having jurisdiction. Each party acknowledges and agrees that all Disputes shall be decided in accordance with this Section 2.4(b) and hereby waives any rights to have those matters litigated in a court and/or by jury trial. Each party acknowledges and agrees that the provisions of this Section 2.4(b) are binding upon such party and may be enforced by any court of competent jurisdiction. Each party further irrevocably consents to service of process in any Dispute in the manner provided for notices in Section 9.9. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by law or by Arbitration rules.

                                   ARTICLE III

                               TRANSFERS OF SHARES

            3.1. GENERAL PROHIBITION ON TRANSFER. No Stockholder may Transfer any of its Shares without the prior written consent of the other Stockholder(s), except in the case of: (i) a Permitted Transfer (as defined in Section 3.3);
(ii) a Transfer by VGS to its members or a Family Member of any of its members or to a trust wholly controlled by, or for the sole benefit of, its members or a Family Member of any of its members, provided that all Shares transferred remain subject to the terms of this Agreement, including, without limitation, Article III, Section 4.1, Article V, Article VIII and Article IX; or (iii) a Transfer by Elite, due to a restructuring of, or a sale of substantially all of the assets of, Elite.

            3.2. RESTRICTIONS ON TRANSFERS TO COMPETITORS. Notwithstanding anything in this Agreement to the contrary, no Stockholder may Transfer any Shares to any Person who or which is (i) a competitor of the Company or any of its subsidiaries; (ii) a competitor of Elite or any of its subsidiaries; or
(iii) a shareholder or other security holder of any Person referred to in sub-clause (i) or sub-clause (ii).

            3.3. PERMITTED TRANSFERS. A "PERMITTED TRANSFER" shall be a Transfer that complies with each of the following conditions:

            (a) the non-transferring Stockholder(s) shall have provided prior written consent to the Transfer to such proposed transferee; PROVIDED that such consent may not be unreasonably withheld, conditioned or delayed (it being acknowledged and agreed among the parties hereto


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

that withholding consent to a proposed transferee that is a financial investor with no business operations in the pharmaceutical industry is presumed to be unreasonable);

            (b) such Transfer, when combined with any prior Transfers by such transferring Stockholder, does not cause all such Transfers by such Stockholder to exceed thirty-three and one third percent (33 1/3%) of the Shares held by such transferring Stockholder on the Effective Date of this Agreement;

            (c) such transferring Stockholder shall have first provided a written offer to purchase the Shares proposed to be Transferred (the "OFFER NOTICE") to the other Stockholder(s) stating the number of Shares to be Transferred, the price and the material terms concerning the Transfer as to which the non-transferring Stockholder shall have at least thirty (30) days (the "NOTICE PERIOD") to elect to purchase the Shares contained in the Offer Notice at such price and upon such terms contained in the Offer Notice, PROVIDED, if such non-transferring Stockholder(s) elects to purchase any such Shares, the closing shall take place within sixty (60) days of the date the Offer Notice is given; PROVIDED FURTHER, if such non-transferring Stockholder elects not to purchase any such Shares, then such transferring Stockholder may, during the ninety (90) day period following the expiration of the Notice Period, offer and sell the Shares to any Person or Persons at a price not less than, and upon terms no more favorable to the terms specified in the Offer Notice (following such ninety (90) day period, the right contained in this Section 3.3(c) shall be deemed revived); and

            (d) the transferee shall not be conferred with any right to representation of the Company's Board nor any other special rights, powers or privileges not otherwise provided under Delaware law.

            3.4. TRANSFER MECHANICS. (a) Notwithstanding anything to the contrary in this Agreement, no Transfer shall be deemed effective unless and until (i) the relevant transferee (other than the Company or an existing Stockholder) executes and delivers to the Company, an agreement, in the form of
EXHIBIT I, attached hereto, to be bound by all of the terms and conditions of this Agreement applicable to the relevant transferor, (ii) such Transfer is in compliance with the Federal securities laws, all applicable state securities laws and all applicable foreign securities laws, and upon its request, the Company shall have received satisfactory evidence of such compliance (including an opinion of counsel to the transferor), and (iii) upon its request, the Company is indemnified for any costs and expenses reasonably incurred by the Company in connection with such Transfer; and

            (b) Any  Transfer or  purported  Transfer  made in violation of this
Article III shall be null and void and of no effect, and the Company shall not register any such Transfer on its stock ledger or transfer books.

                                   ARTICLE IV

                                 PURCHASE RIGHTS

            4.1. ELITE PURCHASE RIGHT. (a) Subject to the limitations set forth in Section 4.1(b) below, Elite shall have the right (the "ELITE PURCHASE RIGHT") to purchase from the holder(s) of the Original VGS Shares up to seventy-five percent (75%) of the Original VGS


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

Shares upon (i) Subramanian's resignation from the Company for other than Good Reason, (ii) the Company's termination of Subramanian for Cause, or (iii) Subramanian's death or Disability (as such term is defined in the Subramanian Employment Agreement), in each case, at a price per share equal to $10,200 divided by the aggregate number of Original VGS Shares.

            (b) The number of Original VGS Shares that Elite shall be entitled to purchase pursuant to the Elite Purchase Right shall:

                  (i) be reduced to fifty percent 50% of the Original VGS Shares upon the first anniversary of the Effective Date;

                  (ii) be reduced to 25% of the Original VGS Shares upon the second anniversary of the Effective Date; and

                  (iii) be reduced to 0% of the Original VGS Shares, and such right shall terminate in its entirety, upon the third anniversary of the Effective Date.

            (c) Upon Subramanian's death or Disability, the Elite Purchase Right shall be adjusted, PRO RATA, for partial vesting with respect to the period from the prior decrease, if any, through the date of the termination of the Subramanian such death or Disability.

            (d) The purchase price paid for the Original VGS Shares purchasable pursuant to the Elite Purchase Right shall be paid in cash and the closing of such purchase shall take place at the time and the place agreed to among the parties, PROVIDED, such closing shall occur on the date designated by Elite but not later than ninety (90) days after the event triggering the Elite Purchase Right. VGS acknowledges and agrees, for itself and each transferee permitted pursuant to this Agreement, that the Original VGS Shares shall remain subject to the Elite Purchase Right pursuant to the terms of this Section 4.1, whether such Shares are held by VGS or its permitted transferee at the time of the exercise of such right.

            4.2. VGS PURCHASE RIGHT. (a) In the event Elite fails to fund all or a portion of the Remaining Contribution pursuant to Section 3.3(b)(ii) of the Strategic Alliance Agreement, VGS shall have the right to purchase from Elite
(the "VGS PURCHASE RIGHT") that number of Original Elite Shares required to reduce Elite's ownership of outstanding Class A Common Stock to the following amount (at a price per share equal to $9,800 divided by the aggregate number of Original Elite Shares):

            X = Original Elite Shares * ( Y / Z )

            Wherein:

                  X = the number of Shares owned by Elite after giving full effect to the VGS Purchase Right;

                  Y = Amount of Remaining Contributions actually funded by Elite in cash or through Use Credits (as defined in the Strategic Alliance Agreement); and

                  Z = $25,000,000.


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

The VGS Purchase Right granted to VGS pursuant to the terms of this Section 4.2 shall constitute the sole and exclusive remedy of VGS in the event Elite fails to fund all or a portion of the Remaining Contribution pursuant to the Strategic Alliance Agreement or under the Initial Business Plan that results in the event triggering the VGS Purchase Right.

            (b) The purchase price paid for the Original Elite Shares purchasable pursuant to the VGS Purchase Right shall be paid in cash and the closing of such purchase shall take place at the time and place agreed to among the parties, PROVIDED, such closing shall occur on the date designated by VGS but not later than ninety (90) days after the event triggering the VGS Purchase Right. Elite acknowledges and agrees, for itself and each transferee permitted pursuant to this Agreement, that the Original Elite Shares shall remain subject to the VGS Purchase Right pursuant to the terms of this Section 4.2, whether such Shares are held by Elite or a permitted transferee at the time of the exercise of such right.

            (c) Notwithstanding  anything to the contrary in this Section 4.2 or
Section 3.3 of the Strategic Alliance Agreement, Elite shall have no obligation to make a Remaining Contribution tied to the Company's achievement of a specific Performance Milestone unless and until the Company has achieved such Performance Milestone and Elite has been presented written and verifiable evidence of such achievement, and Elite's deferral of a Remaining Contribution for failure to timely or fully achieve a Performance Milestone shall not trigger the VGS Purchase Right.

                                    ARTICLE V

                                DIVESTITURE EVENT

            5.1. ELITE DIVESTITURE EVENT. If Elite or its Permitted Transferees are affected by a Divestiture Event, the Company (or if not exercised by the Company, which exercise shall be in the sole discretion of VGS, then VGS or its respective designee(s)), shall have the option to purchase all or any portion of the Shares held by the affected holder for a price equal to the then applicable fair market value of the Company, multiplied by a fraction (i) the numerator of which is equal to the number of Shares held by the affected holder, and (ii) the denominator of which is equal to the aggregate number of Shares held by all stockholders of the Company. The fair market value of the Company shall in the first instance be determined in good faith by negotiations between VGS and Elite. In the event that such parties cannot agree upon a fair market value within thirty (30) days of the Divestiture Event, then Elite and VGS shall each promptly appoint as an appraiser a nationally-recognized investment banking firm. Each appraiser shall, within thirty (30) days of appointment, separately investigate the value of the Company as of the proposed purchase date and shall submit a notice of an appraisal of that value to each interested party. If the appraised values rendered by the two initial appraisers chosen by Elite and VGS (the "EARLIER APPRAISALS"), vary by less than 10%, the average of the two appraisals shall be controlling as to the value of the Company for purposes of this Section 5.1. If the appraised values vary by more than 10%, the appraisers, within the ten (10) days of the submission of the Earlier Appraisals, shall appoint a third appraiser which shall be a nationally recognized investment banking firm unaffiliated with the two initial appraisers chosen by Elite and VGS. The third appraiser shall, within thirty (30) days of its appointment, appraise the value of the Company as of the date of the Divestiture Event and submit a notice of his appraisal to each interested party. The value determined by the third appraiser shall be controlling as to the value of the Company for purposes of this Section 5.1 unless the value is greater than the two Earlier Appraisals, in which case the higher of the two Earlier Appraisals will control, and unless that value is lower than the two Earlier Appraisals, in which case the lower of the two Earlier Appraisals will control. If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit its appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling. Elite and VGS shall each bear the cost of their respective appointed appraiser. The cost of the third appraisal shall be shared equally between Elite and VGS.

            5.2. VGS DIVESTITURE EVENT. To the extent the Original VSG Shares are not subject to the Elite Purchase Right, or to the extent that the Elite Purchase Right was exercised for fewer than the maximum allowable Original VGS Shares, if VGS or any of its transferees is affected by a Divestiture Event, the Company (or if not exercised by the Company, which exercise shall be in the sole discretion of Elite, then Elite or its respective designee(s)) shall have the option to purchase all or any portion of the Shares held by such affected holder for a price equal to the then applicable fair market value of the Company, multiplied by a fraction (i) the numerator of which is equal to the number of Shares held by the affected holder, and (ii) the denominator of which is equal to the aggregate number of Shares held by all holders. The fair market value of the Company shall in the first instance be determined in good faith by negotiations amongst VGS and Elite. In the event that such parties cannot agree upon a fair market value within thirty (30) days of the Divestiture Event, then the appraisal procedure set forth in Section 5.1 shall apply.

            5.3 PUT RIGHT. In the event that a purchase has been made under the purchase rights set forth in either Section 5.1 or 5.2 hereof, and as a result of such purchase, the party affected by the Divesture Event (together with its Permitted Transferees) (collectively, the "Affected Party"), after giving effect to the purchase, owns less than ten percent (10%) of the shares of the Company purchased on the Effective Date, such Affected Party shall have the right, but not the obligation, to require the party that effected the purchase as a result of the Divestiture Event to purchase from the Affected Party all remaining shares of the Company held by such Affected Party.

                                   ARTICLE VI

                               SUBSCRIPTION RIGHT

            6. SUBSCRIPTION RIGHT ON ISSUANCES BY THE COMPANY. (a) The Company hereby grants each Stockholder the right of first offer to purchase, PRO RATA, all or any part of New Securities that the Company may, from time to time, propose to sell or issue. Each Stockholder's pro rata share of any issuance of New Securities shall be determined by multiplying the number of shares of New Securities the Company proposes to issue by a fraction, the numerator of which is the number of shares of Class A Common Stock then owned by such Stockholder and the denominator of which is the aggregate number of shares of Class A Common Stock then owned by all holders of the Company's Class A Common Stock.

            (b) REQUIRED NOTICES. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Stockholder written notice of its intention, describing the type and amount of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Stockholder shall have sixty (60) days from the date of receipt of any such notice to agree to purchase up to its PRO RATA share of such New Securities for the price and upon the general terms specified in the Company's notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. The closing of the purchase and sale of the New Securities, if any, the Stockholders elect to acquire pursuant to any exercise of the right of first offer granted under this Section 6 shall be at least thirty (30) days after the expiration of the sixty (60) day period described above.

            (c) COMPANY'S RIGHT TO SELL. To the extent that the Stockholders fail to exercise the right of first refusal for all New Securities within said sixty (60) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities not elected to be purchased by the Stockholders at the price and upon general terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold within said ninety (90) day period or entered into an agreement to sell New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty
(30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Stockholders in the manner provided above.

            (d) NEW SECURITIES SOLD SUBJECT TO AGREEMENT. In the event of any sale of New Securities by the Company to persons not parties to this Agreement accomplished in accordance with the provisions of this Agreement, the Company shall make such sale subject to this Agreement, the purchaser shall receive and hold any and all Shares so purchased subject to the terms and provisions of this Agreement and subject to the obligations of a Stockholder hereunder, as applicable, and shall forthwith execute an Additional Signature Page in the form of EXHIBIT I, attached hereto.

            (e) ASSIGNMENT. The right of first offer set forth in this Section 6
may  be  assigned  by  each   Stockholder  to  any  Person  that  acquires  such
Stockholder's Shares in a Transfer permitted by this Agreement.

                                   ARTICLE VII

                     ADDITIONAL AGREEMENTS AND RESTRICTIONS

            7. LEGENDS. (a) Each certificate evidencing Shares will bear legends substantially to the following effect:

            "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER APPLICABLE FEDERAL OR STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933 (2) SUCH SECURITIES ARE TRANSFERRED PURSUANT TO RULE 144, OR ANY SUCCESSOR RULE, UNDER SUCH ACT OR (3) THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE ACTS WILL RESULT FROM SUCH TRANSFER.

            THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND VOTING UNDER THAT CERTAIN STOCKHOLDERS' AGREEMENT, DATED AS OF DECEMBER 6, 2006 AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG THE ISSUER AND THE HOLDERS OF THE COMPANY'S SECURITIES SIGNATORIES THERETO. A COPY OF SUCH AGREEMENT IS ON FILE WITH THE ISSUER AND IS AVAILABLE UPON REQUEST."

            (b) The Company agrees that any certificates, agreements or instruments evidencing any Shares which are issued after the date hereof to any Person who, is or, in conjunction with such issuance, becomes, a party to this Agreement, shall bear the legends set forth in Section 7(a).

            (c) DIRECTORS AND OFFICERS INSURANCE. The Company shall cause to be maintained director's and officer's liability insurance covering the directors and officers of the Company on customary terms and conditions.

                                  ARTICLE VIII

                                   TERMINATION

            8.    The Agreement shall terminate on the earliest to occur of:

            (a)   the day on which any Shares become Publicly Traded;

            (b) the consummation of a Transfer of all of the issued and outstanding capital stock of the Company; or

            (c) the written consent of Stockholders holding not less than eighty percent (80%) of the aggregate number of shares of Class A Common Stock held by all Stockholders.

                                   ARTICLE IX

                                  MISCELLANEOUS

            9.1. SPECIFIC PERFORMANCE; INJUNCTION; PAYMENT OF COSTS. (a) The parties agree that it is impossible to determine the monetary damages which would accrue to the Company or any Stockholder or its personal representative by reason of the failure of any other Stockholder or the Company to perform any of his or its obligations under this Agreement requiring the performance of an act other than the payment of money only, including, without limitation, any obligation under Article II, Article III, Article IV, Article V or Article VI hereof. The Company and each Stockholder shall be entitled to enforce their respective rights under this Agreement specifically and to exercise all other rights existing in his or its favor. Because the Shares cannot be readily purchased or sold in the open market, the parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement, and are not an adequate remedy with respect to any provisions of Article II, Article III, Article IV, Article V or Article VI hereof, and that they may be irreparably damaged in the event that this Agreement is not specifically enforced, and therefore, each party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

            (b) In the event of a breach or threatened breach by a Stockholder of any of the provisions of this Agreement, the Company, and the remaining Stockholder(s) shall be entitled to an injunction restraining such Stockholder from any such breach. The availability of these remedies shall not prohibit the Company or any other Stockholder from pursuing any other remedies available at law or in equity for such breach or threatened breach, including the recovery of damages from the breaching Stockholder.

            9.2. AMENDMENTS AND WAIVERS. This Agreement may only be modified, amended or restated with the written consent of the Company and Stockholders holding at least eighty percent (80%) of the issued and outstanding shares of Class A Common Stock, as determined as of the date of such proposed amendment; PROVIDED, HOWEVER, that the Board may, in its sole discretion, modify or amend this Agreement if such modifications or amendments are:

(a) of an inconsequential nature, as reasonably determined by the Board, (b) contemplated by this Agreement including, without limitation, adding the signature pages of new Stockholders and removing the signature pages of former Stockholders, or (c) for the purposes of reflecting changes to the information set forth on any exhibits hereto. Any such modification, amendment or restatement of all or any part of this Agreement shall be adhered to and have the same effect from and after its effective date, and be binding upon all parties to this Agreement, as if the same had originally been embodied in, and formed a part of, this Agreement. The Board shall give written notice to all Stockholders promptly after any amendment made unilaterally by the Board has become effective. Any amendment to this Agreement must be in writing. No provision of this Agreement may be waived except with the prior written consent of the party by whom such waiver is intended to be given or with respect to whom such waiver is intended to be enforceable.

            9.3. SURVIVAL. Notwithstanding anything to the contrary in this Agreement, regardless of the manner in which this Agreement is terminated, the terms of Sections 2.3, Article VII and Article IX shall survive until, by their respective terms, they are no longer operative.

            9.4. FURTHER ASSURANCES. Each of the parties hereto shall, at any time and from time to time after the date hereof, at the request and expense of the other party, (i) promptly and duly execute and deliver, or cause to be duly executed and delivered to the requested Person, all such further documents and instruments, and (ii) take or cause to be taken all such other and further actions, in each case as may be reasonably requested by the other party to implement and effect the terms of this Agreement.

            9.5. BENEFITS OF AGREEMENT. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, be binding upon, and be enforceable by, the parties hereto and their respective successors and assigns.

            9.6. ASSIGNMENT. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party without the prior written consent of the other party. Any instrument purporting to make an assignment in violation of this Section 9.6 shall be void.

            9.7. SEVERABILITY. If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired; (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction; and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

            9.8. ENTIRE AGREEMENT. This Agreement, together with the other Strategic Alliance Documents, constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof and, except as otherwise specifically provided therein, no party shall be liable or bound to any other in any manner by any other representations, warranties, covenants or agreements with respect to such subject matters.

            9.9. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing and sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, to the appropriate addresses listed below or, if applicable, on the signature page of the relevant Stockholder to this Agreement, attached hereto:

        If to the Company:          Novel Laboratories, Inc.
                                    c/o Elite Pharmaceuticals, Inc.
                                    165 Ludlow Avenue
                                    Northvale, New Jersey 07647
                                    Attention: Chief Executive Officer
                                    Telephone: (201) 750-2646
                                    Facsimile: (201) 750-2755

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section 9.9 or on the fifth business day following the date on which such communication is posted, whichever occurs first.

            9.10. ENFORCEABILITY. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

            9.11. DESCRIPTIVE HEADINGS; CERTAIN INTERPRETATIONS. (a) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any term or provision of this Agreement.

            (b) The following rules of  interpretation  apply to this Agreement:
(i) wherever it appears appropriate from the context, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter; (ii) "or" and "any" are not exclusive and "include" and "including" are not limiting; and (iii) a reference to any agreement or other contract includes permitted supplements and amendments.

            9.12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the two parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement (and all signatures need not appear on any one counterpart), and this Agreement shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

            9.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

            9.14. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT OF NEW YORK SITTING IN NEW YORK CITY AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS. EACH OF THE PARTIES HERETO AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED HERETO EXCEPT IN SUCH COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            9.15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT BOTH PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.15.

            9.16.   GENERAL.   All  exhibits  to  this   Agreement   are  hereby
incorporated by reference and made a part of this Agreement.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this Stockholders' Agreement as of the date first above written.

                                             NOVEL LABORATORIES, INC.


                                             By: /s/ Veerappan Subramanian
                                                 -------------------------------
                                                 Name:  Veerappan Subramanian
                                                 Title: Chairman and Chief
                                                        Executive Officer

                                             STOCKHOLDER(S):

                                             ELITE PHARMACEUTICALS, INC.:


                                             /s/ Bernard Berk
                                             -----------------------------------
                                             Name:  Bernard Berk
                                             Title: Chief Executive Officer

                                             c/o Elite Pharmaceuticals, Inc.
                                             165 Ludlow Avenue
                                             Northvale, New Jersey 07647
                                             Attention: Bernard Berk
                                             Telephone: (201) 750-2646
                                             Facsimile: (201) 750-2755


                                             VGS Pharma, LLC


                                             By: /s/ Anu R. Subramanian
                                                 -------------------------------
                                             Name:  Anu R. Subramanian
                                             Title: Manager

                                             ADDRESS:

                                             475 Bernardsville Road
                                             Mendham, New Jersey 07945
                                             Facsimile: (908) 766-4006

                    [Stockholders' Agreement Signature Page]

                                                                       EXHIBIT I

                            ADDITIONAL SIGNATURE PAGE
                            AND AGREEMENT TO BE BOUND

            The undersigned,  intending to be legally bound, hereby agrees to be bound, as if the undersigned was an original signatory thereto, by all of the terms and conditions applicable to a "Stockholder" under that certain Stockholders' Agreement, dated as of December 6, 2006 by and among Novel Laboratories, Inc. and certain holders of its securities signatories thereto, as the same may be amended from time to time in accordance with the terms thereof.

Dated: ________________________          INDIVIDUAL(S):

                                         _______________________________________
                                         Name:

                                         _______________________________________
                                         Name:

                                         NON-INDIVIDUAL:

                                         _______________________________________
                                         Name of Entity

                                         By:____________________________________
                                            Name:
                                            Title:

                                         ADDRESS:
                                         _______________________________________
                                         _______________________________________
                                         _______________________________________
                                         Attention:_____________________________
                                         Telecopy:______________________________

              [Additional Signature Page and Agreement To Be Bound]